Exhibit 10.1

FIRST AMENDMENT TO
SUBSCRIPTION AGREEMENT
OF
BETTER CHOICE COMPANY INC.

THIS FIRST AMENDMENT to the Subscription Agreement (this “Amendment”), dated as of ______, 2020, is entered into by and among Better Choice Company Inc., a Delaware corporation (the “Company”) and the Investor identified on the signature pages hereto (the “Investor” and, together with the Company, the “Parties”).  Capitalized terms used but not defined herein shall have the meanings given to such terms in the Subscription Agreement (as defined below).

WHEREAS, Section 7(a) of the Subscription Agreement provides that the Subscription Agreement may be modified only by a writing signed by the Company and the Investor; and

WHEREAS, the Company and the Investor wish to amend the Subscription Agreement as provided herein.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Parties agree as follows:

1.           Amendments to Section 1.

(a)	The definition of “Convertible Notes” in Section 1 of the Subscription Agreement is hereby amended and restated in its entirety to read as follows:

“Convertible Notes” means, collectively, the subordinated convertible notes (as amended and restated January 6, 2020) delivered to the Investor at the Closing in accordance with Section 3, which Convertible Notes shall bear interest at a rate of 10.0% per annum from the date of issue, payable quarterly.

(b)	The definition of “Warrants” in Section 1 of the Subscription Agreement is hereby amended and restated in its entirety to read as follows:

“Warrants” means, collectively, the Common Stock purchase warrants (as amended and restated January 6, 2020) delivered to the Investor at the Closing in accordance with Section 3 hereof, which Warrants shall be exercisable for a period of 24 months from the date of the consummation of an IPO (as defined in the Convertible Notes), substantially in the form attached hereto as Exhibit B.

2.          No Further Effect.  Except as amended hereby, all terms and provisions of the Subscription Agreement shall remain in full force and effect, and are hereby ratified and confirmed by the Parties. All references in the Subscription Agreement to “this Agreement,” “herein,” “hereof,” “hereby” and words of similar import shall refer to the Subscription Agreement, as amended hereby.  In the event of any conflict between the provisions of this Amendment and the Subscription Agreement, the provisions of this Amendment shall control.

3.          Counterparts.  This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.  A signature delivered by facsimile, pdf, electronic mail or other electronic means shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original.  The Parties shall not raise the use of facsimile machine, pdf, electronic mail or other electronic means to deliver a signature or the fact that any signature was transmitted or communicated through the use of a facsimile machine, pdf, electronic mail or other electronic means as a defense to the formation or enforceability of a contract and each of the Parties forever waives any such defense.

4.          Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflicts of law.

2

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

COMPANY:

BETTER CHOICE COMPANY INC.

By:
Name:	Damian Dalla-Longa
Title:	Chief Executive Officer

[Signature Page to First Amendment to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

INVESTOR:

By:

[Signature Page to First Amendment to Subscription Agreement]